Exhibit 99.1

DELIVERING SUPERIOR SHAREHOLDER VALUE Deutsche Bank Alternative Energy, Utilities & Power Conference May 11-12, 2011

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our 2011 earnings outlook. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; our ability to manage capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; regulatory and judicial decisions, developments and proceedings; new legislation or regulation including those relating to greenhouse gas emissions, renewable energy mandates, nuclear plant operation and energy efficiency standards; our ability to meet renewable energy requirements and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other burdensome provisions in our credit agreements and Arizona Corporation Commission orders. These and other factors are discussed in Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. 2

(CHART) PINNACLE WEST: WHO WE ARE 3 We are a vertically integrated, regulated electric utility. Vertically Integrated Regulated Electric Utility $12 Billion Assets Non-Utility Subsidiaries $56 Million Assets NYSE Ticker PNW Market Cap $5 Billion Enterprise Value $8 Billion (CHART)

FOCUSING ON CORE REGULATED ELECTRIC UTILITY BUSINESS 4 APS is Arizona's largest and longest-serving electric utility. Service Territory • 1.1 million customer accounts • 34,646 square miles Customer Growth • 1.7% average annual growth expected 2011-2013 • 3-4% historical average - well above industry average Resources • 6,293 MW owned/leased capacity • 2,454 MW contracted conventional resources • 605 MW contracted renewables 2010 Peak Demand - 6,936 MW CONTINENTAL UNITED STATES STATE OF ARIZONA

PINNACLE WEST: OUR VALUE PROPOSITION 5 Our commitment to investors: Deliver superior shareholder returns through...

6 PINNACLE WEST: OUR VALUE PROPOSITION

POSITIVE LONG-TERM DEMOGRAPHICS 7 CAPITALIZING ON INTRINSIC GROWTH Superior Growth APS' customer growth generally outpaces U.S. and Arizona population growth. 2010 2030 2 1 Millions APS Customer Growth 1.1 1.9 73% Annual Growth 1990 1995 2000 2005 2010 2015 Projected APS Customer Growth Arizona Population Growth US Population Growth

(CHART) (CHART) 8 We reduced capital expenditures based on current economic conditions, yet still expect strong rate base growth. APS CAP EX DRIVES STRONG RATE BASE GROWTH APS Capital Expenditures APS Rate Base $ Millions $ Billions Projected Projected CAPITALIZING ON INTRINSIC GROWTH Other Distribution Transmission Renewable Generation Traditional Generation

9 PINNACLE WEST: OUR VALUE PROPOSITION

CUSTOMER SATISFACTION ... A KEY PRIORITY 10 Our employees provide top-tier customer service. MAINTAINING OPERATIONAL EXCELLENCE Lowering Outage Time Per Customer Average Outage Minutes/Year Outstanding Residential Customer Satisfaction Rating Rating (CHART) 2010 J.D. Power Residential Customer Survey APS Industry Average (CHART)

Coal Performance Metrics Nuclear Capacity Factors SUPERIOR POWER PLANT PERFORMANCE 11 Our nuclear and coal plants are strong baseload resources. MAINTAINING OPERATIONAL EXCELLENCE APS Commercial Availability APS Capacity Factor Industry Capacity Factor (CHART) Industry 90% APS 91% (CHART) 65% 81% 92%

12 Highest Rating (AAA) and Ranked #2 Electric Utility Dow Jones Sustainability Index Global 100 Most Sustainable Corporations in World Social Responsibility Index "Best in Class" Distinction Social Responsibility Reporting Highest Overall Score of U.S. Utilities U.S. DOE/EPA Sustained Excellence Award Top 10 Utility Solar Ranking ENVIRONMENTAL, SUSTAINABILITY AND GOVERNANCE LEADERSHIP MAINTAINING OPERATIONAL EXCELLENCE We are recognized worldwide for our achievements. Ranked 294 of 1,000 Companies Worldwide Ranked 15th Overall Highest for Any Utility

13 PINNACLE WEST: OUR VALUE PROPOSITION

14 MAKING COMPELLING CAPITAL INVESTMENTS RESOURCE PLANNING FOR RELIABILITY AND SUSTAINABILITY Additional Resources by 2025 • 2012 Four Corners transactions • Renewables (primarily solar and wind) • Energy efficiency • Natural gas Through a balanced resource mix including renewable resources and energy efficiency programs, we will meet future load growth. MW Projected (CHART) 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 (CHART) 3% Four Corners Transactions, Net 4% Other Future Purchases 22% Future Renewable Resources 22% Future Energy Efficiency 50% Future Natural Gas Generation

15 Acquire Southern California Edison's 739 MW interest in Units 4 & 5 and shut down 560 MW Units 1 - 3 • Purchase price: $294 million • Acquisition target date: late 2012 • Estimated environmental compliance investment: $300 million • Finance with mix of debt and equity • Arizona, California and other regulatory approvals required Benefits • Economic • Environmental • Social ACC Procedural Schedule • May 31, 2011 Staff/Intervenor direct testimony due • June 22, 2011 APS rebuttal testimony due • July 14, 2011 Hearing to commence MAKING COMPELLING CAPITAL INVESTMENTS FOUR CORNERS POWER PLANT TRANSACTIONS Our proposal represents a balanced solution to new environmental regulations.

RENEWABLE ENERGY RISES WITH THE SUN 16 We are helping Arizona become the "Solar Capital of the World." Germany and Japan are among countries with highest installed solar capacity, yet have solar conditions far inferior to Arizona MAKING COMPELLING CAPITAL INVESTMENTS Arizona

17 • 100 MW photovoltaic solar plants to be owned by APS • Up to $500 million capital investment ($384 million committed to date) • In service 2011-2014 • Constructive rate recovery APS has contracted to date for 83% of the program. Announced Projects to Date Capacity Paloma 17 MW Cotton Center 17 MW Hyder 16 MW Chino Valley 19 MW Luke Air Force Base 14 MW AZ SUN PROGRAM PROVIDES EARNINGS GROWTH POTENTIAL MAKING COMPELLING CAPITAL INVESTMENTS

TRANSMISSION INVESTMENT ESSENTIAL 18 • 10-Year Transmission Plan (115-kV and above) • $450 million of new transmission investment • 258 miles of new lines • Increases import capability by 6% to metro Phoenix and 39% to Yuma • Projects to deliver renewable energy approved by ACC • Transmission investment diversifies regulatory risk • Constructive regulatory treatment • FERC formula rates and retail adjustor Strategic transmission is necessary to maintain reliability and deliver diversified resources to our customers. 100 MW 970 MW 1032 MW 350 MW 4300 MW 1005 MW Legend NORTH SAGUARO N .. GILA PALO VERDE - HASSAYAMPA YUCCA GILA BEND REDHAWK KYRENE WEST WING BAGDAD 2016 PINNACLE PEAK CHOLLA NAVAJO .. 2014 CORONADO FLAGSTAFF ( APS ) 2013 2 0 1 0 SUNDANCE 2014 FOUR CORNERS DESERT BASIN Line Relocation 2014 Planned lines Existing lines Solar potential area Wind potential area 2012 DELANY 2012 MAZATZAL 2013 MORGAN 2010 2014 MAKING COMPELLING CAPITAL INVESTMENTS

19 PINNACLE WEST: OUR VALUE PROPOSITION

ARIZONA CORPORATION COMMISSIONERS 20 IMPROVING OUR REGULATORY ENVIRONMENT Sandra Kennedy (Dem) Paul Newman (Dem) Bob Stump (Rep) Brenda Burns (Rep) Gary Pierce (Rep)* Chairman Terms Through January 2013 The new composition provides opportunities for additional relationships and process efficiencies. Terms Through January 2015 * Term limited

IMPROVING REGULATORY FRAMEWORK 21 On-going APS meetings with stakeholders Progress on generic issues • Approvals by ACC in 2010 • Decoupling policy statement • Resource planning rules • Energy efficiency rules • Renewable transmission action plan • Other generic dockets underway • Rate case process streamlining • Line extensions 2011 general retail rate case filing Opportunities exist to continue regulatory dialogue, cooperatively addressing shareholder and stakeholder interests. IMPROVING OUR REGULATORY ENVIRONMENT

22 Notice filed February 1, 2011 Key rate case proposals outlined in notice • Revenue-per-customer decoupling mechanism • Post test-year plant additions through rate effective date • Infrastructure tracker • Generation plant capacity additions • Environmental compliance investments • Line extension policy changes • Accounting to revert to contributions in aid of construction or customer advances • Proposal to implement free footage allowance and other measures dependent on customer class • Cost of capital estimates • 54% equity / 46% debt capital structure • 11% return on equity, 6.4% cost of debt • 100% Power Supply Adjustor • Remaining portions of AZ Sun project to be recovered through RES until included in base rates (consistent with treatment for first 50 MW) • Amounts not included for rate request and other financial measures 2011 RETAIL RATE CASE PREFILING NOTICE To facilitate timely processing and collaboration, we notified the ACC we intend to file a retail rate case on June 1, 2011. IMPROVING OUR REGULATORY ENVIRONMENT

23 PINNACLE WEST: OUR VALUE PROPOSITION

24 Our on-going earnings have improved. STRENGTHENING OUR FINANCIAL PROFILE CONSOLIDATED ON-GOING EPS OUTLOOK (CHART) Per Share $3.00 - $3.15 See key factors and assumptions in Appendix. As of 4/29/11

25 Improving our earned return on equity is one of our top priorities. Earned ROEs Key Initiatives • Supportive electric utility rates • Regulatory framework improvements • Cost management initiatives • Efficiency and effectiveness throughout organization STRENGTHENING OUR FINANCIAL PROFILE ROE IMPROVEMENT: A MULTI-PRONGED APPROACH * On-going earnings APS PNW* (CHART)

26 Our cost management and efficiency efforts will improve financial results beyond those achievable solely through regulatory decisions. STRENGTHENING OUR FINANCIAL PROFILE COST EFFICIENCY SUPPORTS FUTURE RESULTS Enterprise-wide emphasis Better leverage technology Optimize assets and resources Effective, efficient execution Engaged, motivated workforce Cost Efficiency

27 Our goal is to keep O&M growth in line with retail sales growth. $ Millions Excludes RES and demand-side management costs (CHART) STRENGTHENING OUR FINANCIAL PROFILE APS OPERATIONS & MAINTENANCE EXPENSE TRENDS

AMPLE FINANCING ACCESS 28 Investment-grade credit ratings, capitalization and liquidity should provide adequate access to bank and capital markets. 2011 $500M APS revolver refinancing* 2011 $175M PNW senior notes refinancing* 2011 $400M APS senior notes refinancing 2012 $375M APS senior notes refinancing 2012 APS new debt issuance 2012 PNW equity issuance (at earliest) 2011 - 2012 Major Financing Activities STRENGTHENING OUR FINANCIAL PROFILE $ Billions Consolidated Capitalization APS ACC Capitalization Consolidated Liquidity December 31, 2010 50.7% 53.9%

TOP-TIER DIVIDEND YIELD 29 Pinnacle West's annual dividend is $2.10 per share - providing a top-quartile yield with a near-average payout. STRENGTHENING OUR FINANCIAL PROFILE Dividend Yield Dividend Payout Industry Averages PNW Dividend Yield as of April 30, 2011 Dividend Payout 12 Months Ended December 31, 2010 Dividend Payout 12 Months Ended December 31, 2010 Dividend Payout 12 Months Ended December 31, 2010

30 SUPERIOR SHAREHOLDER RETURNS (CHART) Our total return to shareholders has outperformed our industry and the broad market over the past five years. STRENGTHENING OUR FINANCIAL PROFILE (18.6%) Pinnacle West S&P 500 S&P 1500 Electric Utilities 50% 40% 30% 20% 10% 0% (10)% (20)% 19.5% 15.0% 4.4% 45.5% 45.4% 9.0% 17.4% (8.3)% 32.6% 12.0% 20.9% 1 Year 2 Years 3 Years 5 Years Periods ended December 31, 2010

31 PINNACLE WEST: OUR VALUE PROPOSITION Our commitment to investors... Deliver Superior Shareholder Returns

32 APPENDIX

A RESPECTED, VETERAN LEADERSHIP TEAM 33 Our top executives have more than 130 combined years of creating shareholder value in the energy industry. Jim Hatfield SVP & CFO Mark Schiavoni SVP Fossil Generation Dave Falck EVP, General Counsel & Secretary Randy Edington EVP & Chief Nuclear Officer Don Brandt Chairman & CEO Don Robinson APS President & COO SUPERIOR SHAREHOLDER RETURNS

34 • Electricity gross margin (operating revenues,* net of fuel and purchased power expense) about $2.05 billion to $2.10 billion; • Retail customer growth about 1 percent; • Weather-normalized retail electricity sales volume growth about 1 percent taking into account effects of the Company's energy efficiency initiatives; • Normal weather for year; • Operating expenses (operations and maintenance,* depreciation and amortization; and taxes other than income taxes) about $1.32 billion to $1.35 billion; • Interest expense, net of allowances for borrowed and equity funds used during construction, about $200 million to $210 million; • Net income attributable to noncontrolling interests about $20 million to $25 million; • Effective tax rate about 34 percent; • Full-year effect of 2010 equity issuance; and • APS earnings to contribute substantially all of consolidated earnings. 2011 ON-GOING EPS GUIDANCE Key Factors and Assumptions as of April 29, 2011. STRENGTHENING OUR FINANCIAL PROFILE * Excludes O&M, and offsetting operating revenues, associated with renewable energy, demand-side management and similar regulatory programs, as well as $28 million pretax related to settlement of prior-period Four Corners transmission rights-of-way.

CREDIT RATINGS 35 APS Parent Senior Unsecured Moody's Baa2 Baa3* S&P BBB- BB+* Fitch BBB - Outlook Moody's Stable Stable S&P Positive Positive Fitch Stable Stable APS has investment-grade credit ratings. STRENGTHENING OUR FINANCIAL PROFILE *Preliminary

S&P CREDIT METRICS 36 2006 2007 2008 2009 2010 18.3% 18.6% 19.0% 21.3% 21.4% 3.8x 4.3x 4.5x 4.5x 4.6x 54.2% 54.8% 57.2% 56.6% 54.4% 15.5% 16.9% 18.0% 20.0% 20.0% 3.6x 3.9x 4.3x 4.3x 4.3x 57.4% 56.6% 59.1% 59.5% 56.3% APS FFO / Debt FFO / Interest Debt / Capitalization Pinnacle West FFO / Debt FFO / Interest Debt / Capitalization Our key credit metrics have been improving. STRENGTHENING OUR FINANCIAL PROFILE

37 2010 RETAIL CUSTOMER, SALES AND REVENUE MIXES Residential Commercial Industrial Other Customers Year-End 1.1 Million Retail Sales 27,709 GWh Operating Revenues $2.9 Billion 8% 45% 47% 50% 43% 11% 89% Our business mix is attractive due to favorable climate and other conditions in our market area. MAINTAINING OPERATIONAL EXCELLENCE (CHART) (CHART) (CHART)

38 2010 APS GENERATION AND ENERGY FUEL MIXES Energy Fuel Mix 33,781 GWh Generation Fuel Mix 26,828 GWh Generation Capacity Mix 6,293 MW Nuclear Coal Gas & Oil Purchased Power Our balanced resource mix provides our customers reliability and manages price volatility. MAINTAINING OPERATIONAL EXCELLENCE 46% 32% 22% 36% 26% 17% 21% 54% 28% 18% (CHART) (CHART) (CHART)

Coal Performance Metrics Nuclear Capacity Factors SUPERIOR POWER PLANT PERFORMANCE 39 Our nuclear and coal plants are strong baseload resources. MAINTAINING OPERATIONAL EXCELLENCE APS Commercial Availability APS Capacity Factor Industry Capacity Factor (CHART) Industry 90% APS 91% (CHART) 65% 81% 92% • Returned to superior performance • 3,938 MW total managed capacity • 1,146 MW total APS share • 2014 goals: • Consistent site capacity factor greater than 90% • Operating costs excluding fuel less than $0.02/kWh • Top-quartile safety • 20-year license extension approved by U.S. Nuclear Regulatory Commission • Consistent solid performance • 2,747 MW total managed capacity • 1,753 MW APS share • Highly experienced management • Fleet operating strategy • New commercial availability metric measures plant reliability during high-demand periods and market responsiveness

A WELL-BALANCED GENERATION PORTFOLIO 40 Fuel / Plant Location Units Dispatch Commercial Ops. Date Operator Ownership Interest1 Net Capacity (MW) Nuclear Palo Verde Wintersburg, AZ 1-3 Base 1986 - 1989 APS 29.1% 1,146 Total Nuclear 1,146 Coal Cholla Joseph City, AZ 1-3 Base 1962 - 1980 APS 100 647 Four Corners Farmington, NM 1-3 Base 1963 - 1964 APS 100 560 Four Corners Farmington, NM 4,5 Base 1969 - 1970 APS 15 231 Navajo Page, AZ 1-3 Base 1974 - 1976 SRP 14 315 Total Coal 1,753 Gas/Oil - Combined Cycle Redhawk Arlington, AZ 1,2 Intermediate 2002 APS 100 984 West Phoenix Phoenix, AZ 1-5 Intermediate 1976 - 2003 APS 100 887 Total Gas/Oil - Combined Cycle 1,871 Gas/Oil - Steam Turbines Ocotillo Tempe, AZ 1,2 Peaking 1960 APS 100 220 Saguaro Red Rock, AZ 1,2 Peaking 1954 - 1955 APS 100 210 Total Gas/Oil - Steam Turbines 430 Gas/Oil - Combustion Turbines Sundance Casa Grande, AZ 10 Peaking 2002 APS 100 420 Yucca Yuma, AZ 6 Peaking 1971 - 2008 APS 100 243 Saguaro Red Rock, AZ 1-3 Peaking 1972 - 2002 APS 100 189 West Phoenix Phoenix, AZ 1,2 Peaking 1972 - 1973 APS 100 110 Ocotillo Tempe, AZ 1,2 Peaking 1972 - 1973 APS 100 110 Douglas Douglas, AZ 1 Peaking 1972 APS 100 16 Total Gas/Oil - Combustion Turbines 1,088 Solar Solar -- As Available APS 100 5 1996 - 2006 Total Solar Total Generation Capacity 6,293 As of December 31, 2010 1Includes leased generating plants. Multiple State-wide Facilities 5 MAKING COMPELLING CAPITAL INVESTMENTS

RENEWABLE PURCHASE POWER CONTRACTS 41 MAKING COMPELLING CAPITAL INVESTMENTS Fuel / Contract Location Original Developer Status 1 PPA Signed Commercial Operation Date Term (years) Capacity Net (MW) Solar Solana Gila Bend, AZ Abengoa UC Feb-2008 2013 30 250 Ajo Ajo, AZ Recurrent UC Jan-2010 2011 25 5 Prescott Prescott, AZ SunEdison UC Feb-2010 2011 30 10 Solar 1 Tonopah, AZ Not Disclosed AD Jan-2011 2012 30 15 Total Solar 280 Wind Aragonne Mesa Santa Rosa, NM Babcock & Brown IO Dec-2005 Dec-2006 20 90 High Lonesome Mountainair, NM Foresight / EME IO Feb-2008 Jul-2009 30 100 Perrin Ranch Wind Williams, AZ NextEra Energy AD Jul-2010 2011 25 99 Total Wind 289 Geothermal CE Turbo Imperial County, CA CalEnergy IO Jan-2006 Jan-2006 23 10 Total Geothermal 10 Biomass Snowflake Snowflake, AZ Snowflake White Mtn. Power IO Aug-2006 Jun-2008 15 10 Snowflake Snowflake, AZ IO Aug-2010 Jun-2008 1 10 Total Biomass 20 Biogas Glendale Landfill Glendale, AZ Glendale Energy LLC IO Jul-2008 Jan-2010 20 3 Landfill 1 Surprise, AZ Not Disclosed AD Dec-2010 2012 20 3 Total Biogas 6 Total Renewable Contracted Capacity 605 As of April 30, 2011 1 AD = Advanced Development; UC= Under Construction; IO = In Operation Snowflake White Mtn. Power

42 FOUR CORNERS POWER PLANT FACTS & FIGURES MAKING COMPELLING CAPITAL INVESTMENTS Common Unit 1 Unit 2 Unit 3 Unit 4 Unit 5 Commercial Operation Date 1963 1963 1964 1969 1970 Original Cost ($M) $37 $369 $166 Net Book Value at 12/31/10 ($M) $20 $125 $63 Current Depreciation Ends 2031 Mid-2016 Mid-2016 Mid-2016 2031 2031 Current Expiration Dates Site Lease July 6, 2016 BHP Coal Agreement July 6, 2016 Certain Related Rights-of-Way July 6, 2016 Total Employees (549) 48 Common (75% Native Americans) + 75 Matrix 193 233 Capacity (MW) 170 170 220 770 770 Ownership Percentages Arizona Public Service 100% 100% 100% 15% 15% Southern California Edison - - - 48% 48% Public Service Company of New Mexico - - - 13% 13% Salt River Project - - - 10% 10% El Paso Electric - - - 7% 7% Tucson Electric Power - - - 7% 7% Heat Rate (Btu/kWh) 10,816 11,051 10,614 9,443 10,035

43 Renewable Energy (RES) Minimum Requirements Portion of retail sales to be supplied by renewable resources 5% by 2015 15% by 2025 Distributed energy component 30% of total requirement by 2012 APS committed to approximately double 2015 requirement Pursuant to 2009 regulatory settlement Energy Efficiency Requirements Increasing annually 2011-2020 Cumulative energy savings as a percent of retail sales 3% by 2012 9.5% by 2015 22% by 2020 ARIZONA'S RENEWABLE RESOURCE AND ENERGY EFFICIENCY STANDARDS We are committed to aggressive renewable and energy efficiency standards. MAKING COMPELLING CAPITAL INVESTMENTS

AZ SUN PROGRAM SUMMARY 44 MAKING COMPELLING CAPITAL INVESTMENTS APS is investing up to $500 million to own 100 MW of solar generation by year-end 2014. Name Name Location Capacity Developer Target COD* Paloma Paloma Gila Bend, AZ 17 MW First Solar 2011 Cotton Center Cotton Center Gila Bend, AZ 17 MW Solon 2011 Hyder Phase 1 Hyder Phase 1 Hyder, AZ 11 MW SunEdison 2011 Hyder Phase 2 Hyder Phase 2 Hyder, AZ 5 MW SunEdison 2012 Chino Valley Chino Valley Chino Valley, AZ 19 MW SunEdison 2012 Luke Air Force Base Luke Air Force Base Glendale, AZ 14 MW SunPower 2012/2013 Total Announced To Date Total Announced To Date 83 MW To Be Announced To Be Announced 17 MW Program Total 100 MW As of February 16, 2011 * Commercial Operation Date As of February 16, 2011 * Commercial Operation Date As of February 16, 2011 * Commercial Operation Date As of February 16, 2011 * Commercial Operation Date As of February 16, 2011 * Commercial Operation Date As of February 16, 2011 * Commercial Operation Date

SOLANA: A "SUNNY PLACE" 45 • 250-MW 30-year PPA for all output (~900 GWh/year) • Concentrating solar trough facility 70 miles southwest of Phoenix • Expected to be first major stored-heat plant in U.S. on targeted 2013 commercial operation date • Near existing transmission lines • Thermal storage capability with summer on-peak capacity factor +90% • To be built, owned and operated by Abengoa Solar • DOE loan guarantee financing finalized MAKING COMPELLING CAPITAL INVESTMENTS Solana will provide about one-third of APS' renewable energy target of 10% by 2015.

46 APS ENERGY EFFICIENCY INITIATIVES INCREASING • Program costs currently recovered through retail DSM adjustor • Decoupling or other financial mechanism to be proposed in 2011 base rate case • Under retail regulatory settlement, APS to achieve additional retail sales savings of 3.75% in 2010-2012 • Arizona energy efficiency rules require cumulative savings of 22% of retail sales by 2020 Cumulative Annual Energy Savings Associated with EE/DSM Programs MAINTAINING OPERATIONAL EXCELLENCE APS plans to double customers' energy efficiency savings from 2010 through 2012. GWh (CHART)

• Strengthens APS' earned ROE and financial condition • Supports common dividend • Demonstrates increased cooperation among APS, ACC Staff, residential consumer advocate (RUCO) and other intervenors • Allows opportunity to help shape Arizona's energy future outside continual rate cases • Provides earnings support until next base rate case • Estimated pretax earnings benefits: $165 million, 2010; $180 million, 2011; and $254 million, 2012 • Establishes expedited process for future base rate cases • Allows next rate case filing on or after June 1, 2011, for rate changes effective on or after July 1, 2012 47 PROGRESSIVE REGULATORY SETTLEMENT POSITIONS APS WELL THROUGH 2012 IMPROVING OUR REGULATORY ENVIRONMENT APS' 2009 regulatory settlement contains a number of investor benefits.

2009 REGULATORY SETTLEMENT SUMMARY 48 IMPROVING OUR REGULATORY ENVIRONMENT The settlement provisions include earnings support until APS' next rate case decision. Estimated Pretax Earnings Benefits $ Millions 2010 2011 2012 Settlement agreement terms Base rate increase $ 207 $ 207 $ 207 Line extensions treated as revenue 23 25 49 Pension and OPEB deferrals - 13 29 Palo Verde depreciation reduction _ _ 34 Subtotals 230 245 319 Less interim base rate surcharge that ended upon general rate case implementation (65) (65) (65) Total $ 165 $ 180 $ 254

OUR REGULATORY MIX 49 Most Recent Rate Decisions $6.8 Billion Total Approved Rate Base ACC FERC Rates Effective Date 1/1/2010 6/1/2011 Test Year Ended 12/31/2007* 12/31/2010 Rate Base $5.6 B $1.2 B Equity Layer 54% 54% Allowed ROE 11.00% 10.75% (CHART) IMPROVING OUR REGULATORY ENVIRONMENT The bulk of APS' revenues comes from a regulated retail rate base and a meaningful transmission business. * Adjusted to include post test-year plant in service through June 30, 2009 (CHART) Transmission 18% Generation & Distribution 82%

50 APS REVENUES BY RECOVERY MECHANISM Supportive regulatory treatment through adjustment mechanisms supplements base rates. Test Year Historical Forecast Base Rates RES TCA PSA DSM Other (CHART) $ Millions Regulated Electricity Revenue by Recovery Mechanism IMPROVING OUR REGULATORY ENVIRONMENT

51 • FERC Formula Rates adopted in 2008 • Adjusted annually with 10.75% allowed ROE • Based on FERC Form 1 and certain projections • Retail portion flows through ACC Transmission Cost Adjustor (TCA) • Recent transmission revenue changes CONSTRUCTIVE TRANSMISSION RATE REGULATION RATE REGULATION RATE REGULATION IMPROVING OUR REGULATORY ENVIRONMENT We have achieved transmission rate treatment with annual adjustments. * Requested

DECOUPLING MODEL 52 • Arizona Corporation Commission unanimously approved decoupling policy statement, December 2010 • Supports fixed-cost per customer methodology • Decoupling provides method to mitigate disincentives associated with energy efficiency and distributed generation by separating revenues from sales volumes • APS intends to include decoupling model consistent with policy statement for consideration in upcoming general rate case filing State regulators approved a policy statement supporting a revenue-per-customer approach. IMPROVING OUR REGULATORY ENVIRONMENT

53 SIGNIFICANT REGULATORY PROGRESS SINCE 2005 IMPROVING OUR REGULATORY ENVIRONMENT We have achieved a more supportive regulatory structure and improvements in cost recovery timing. Mechanism Adopted/ Last Adjusted Description Power Supply Adjustor ("PSA") April 2005 / February 2011 Recovers 90% of variance between actual fuel and purchased power costs and base fuel rateIncludes forward-looking, historical and transition components Renewable Energy Surcharge ("RES") May 2008 / January 2011 Recovers costs related to renewable initiativesCollects projected dollars to meet RES targetsProvides incentives to customers to install distributed renewable energy Demand-Side Management Adjustment Clause ("DSMAC") April 2005 / March 2011 Recovers costs related to energy efficiency and DSM programs above $10 million in base ratesProvides performance incentive to APS for net benefits achievedProvides rebates and other incentives to participating customers Environmental Improvement Surcharge ("EIS") July 2007 / July 2007 Recovers retroactively costs related to environmental upgrades not fully recovered through base ratesAllows for cost recovery of ACC-approved projects Retail Line Extension Fees February 2008 /January 2010 "Pay as you go" mechanism collects dollars spent for new distribution construction at beginning of projectBetter protects existing customers by allocating cost of expansion to developers Transmission Cost Adjustor ("TCA") April 2005 / July 2011* Recovers FERC-approved transmission costs related to retail customersResets annually as result of FERC Formula Rate process (see below) FERC Formula Rates 2008 / June 2011 Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data Resets annually * Requested